UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): July 27, 2021

SPINDLETOP OIL & GAS CO.

(Exact Name of Registrant as Specified in its Charter)

Texas	000-18774	75-2063001
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12850 Spurling Road, Suite 200 Dallas, Texas		75230
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 972-644-2581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock	SPND	OTC Markets – PINK

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ('230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ('240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 8 – Other Events

Item 8.01. Other Events

On July 27, 2021, Spindletop Oil & Gas Co. (the “Company” or the “Issuer”) announced that its Board of Directors has initiated a review of strategic alternatives to attempt to enhance shareholder value. The strategic alternatives to be considered may include a possible sale of all or a material portion of assets, either in one transaction or a series of transactions, a merger of the Company, or other form of business combination involving the Company and a third party. The purchase of additional assets is the outright sale of the Company or recapitalization of the Company.

No definitive timeline exists for the process, and there can be no assurance that the results of the review process will result in a transaction or other change. It is not expected that there will be further disclosure of developments in the review process unless and until the Board of Directors has approved the specific course of action or has otherwise determined that further disclosure is appropriate or required.

A copy of the announcement is attached as Exhibit “99.1.” The information furnished pursuant to Item 8.01 of this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information pursuant to Item 8.01 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.1*	Press Release, dated July 27, 2021

_________________________

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 27, 2021

SPINDLETOP OIL & GAS CO.

By: /s/ Chris Mazzini

Chris Mazzini, President and Chief Executive Officer